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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 27, 2004


                              JLG INDUSTRIES, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)

                         Commission file number: 1-12123

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
               PENNSYLVANIA                            25-1199382
     -------------------------------               -------------------
     (State or other jurisdiction of                (I.R.S. Employer
      incorporation or organization)               Identification No.)

               1 JLG DRIVE,
            MCCONNELLSBURG, PA                          17233-9533
     -------------------------------               -------------------
     (Address of principal executive                    (Zip Code)
                 offices)
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               Registrant's telephone number, including area code:
                                 (7l7) 485-5161

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 9.  Regulation FD Disclosure.

         On February 27, 2004, JLG Industries, Inc. announced that it has received notification that the Securities and Exchange Commission has begun an informal inquiry relating to accounting and financial reporting in connection with the Company's previously announced restatement of its audited financial statements for the fiscal year ended July 31, 2003 and possibly for the first fiscal quarter ended October 31, 2003.

         For additional information, please refer to the Company's February 27, 2004 press release, a copy of which is attached to this Form 8-K as Exhibit 99.1 and is hereby incorporated by reference.

         The information in this Current Report on Form 8-K, including the exhibit, is being furnished pursuant to Item 9 (Regulation FD Disclosure) and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of JLG Industries, Inc. under the Securities Act of 1933, as amended.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           JLG INDUSTRIES, INC.
                                           (Registrant)



Date: February 27, 2004                    /s/ James H. Woodward, Jr.
                                           ------------------------------------
                                           James H. Woodward, Jr.
                                           Executive Vice President and
                                           Chief Financial Officer



                                       3
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                                  EXHIBIT INDEX

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
Exhibit No.      Description
-----------      -----------

99.1             Press release of JLG Industries, Inc. dated February 27, 2004.
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